SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Terayon Communication Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TERAYON COMMUNICATION SYSTEMS, INC.

2952 Bunker Hill Lane
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2002

Dear Stockholder:

      You are cordially invited to attend the 2002 Annual Meeting of Stockholders (“Annual Meeting”) of Terayon Communication Systems, Inc., a Delaware corporation (“Company”). The Annual Meeting will be held on Wednesday, May 22, 2002 at 8:30 a.m. local time at the Santa Clara Westin Hotel, 5101 Great America Parkway, Santa Clara, California for the following purposes:

1. To elect two directors to the Board of Directors (“Board”) to hold office until the 2005 Annual Meeting of stockholders.

2. To approve the Company’s 1998 Non-Employee Directors’ Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 400,000 shares.

3. To approve the Company’s 1998 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

5. To conduct any other business properly brought before the Annual Meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice.

      The record date for the Annual Meeting is April 2, 2002. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Dr. Zaki Rakib
Secretary

Santa Clara, California

April 21, 2002

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy or vote over the telephone or the Internet as instructed in these materials as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
APPROVAL OF 1998 NON-EMPLOYEE DIRECTORS’ PLAN
Directors’ Plan
Equity Compensation Plan Information
APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
DIRECTORS AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
STOCK OPTION GRANTS AND EXERCISES
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
CHIEF EXECUTIVE OFFICER COMPENSATION
OTHER EXECUTIVE OFFICERS’ COMPENSATION
CERTAIN TRANSACTIONS
OTHER MATTERS

TERAYON COMMUNICATION SYSTEMS, INC.

2952 Bunker Hill Lane
Santa Clara, CA 95054

PROXY STATEMENT

FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 22, 2002

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We sent you this proxy statement and the enclosed proxy card because the Board of Directors ( “Board”) of Terayon Communications Systems, Inc. (“Company”) is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders (“Annual Meeting”). You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

      The Company intends to mail this proxy statement and accompanying proxy card on or about April 21, 2002 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

      Only stockholders of record at the close of business on April 2, 2002 (“Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 72,711,407 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

      If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, EquiServe L.P., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Financial Institution

      If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or other similar financial institution, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The brokerage firm, bank, dealer or other financial institution holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

      There are four matters scheduled for a vote:

      • Election of two directors;

•	Proposed 400,000 share increase in the number of shares of common stock authorized for issuance under the Company’s 1998 Non-Employee Directors’ Plan, as amended (“Directors’ Plan”);

•	Proposed 3,000,000 share increase in the number of shares of common stock authorized for issuance under the Company’s 1998 Employee Stock Purchase Plan, as amended (“Purchase Plan”);

•	Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.

How do I vote?

      You may either vote “For” all the nominees to the Board or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial the toll-free phone number listed on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Daylight Time on May 21, 2002 to be counted.

•	To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on May 21, 2002 to be counted.

Stockholder of Record: Shares Registered in the Name of a Broker, Bank or Other Financial Institution

      If you are a beneficial owner of shares registered in the name of your broker, bank, other financial institution or agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, other financial institution or agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, other financial institution or agent. Follow the instructions from your broker, bank, financial institution or agent included with these proxy materials, or contact your broker, bank, financial institution or agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all two nominees for director and the election of Ernst & Young as auditors, and “Against” the proposals to increase by 400,000 shares of common stock to the Directors’ Plan and

3,000,000 shares to the Purchase Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

      We pay the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

      Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Company’s Secretary at 2952 Bunker Hill Lane, Santa Clara, CA 95054.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s Annual Meeting?

      To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 22, 2003, to the Company’s Secretary at 2952 Bunker Hill Lane, Santa Clara, CA 95054. If you wish to submit a proposal for consideration at next year’s annual meeting that will not be included in next year’s proxy materials, you must do so by the close of business no earlier than February 21, 2003 and no later than the close of business on March 29, 2003. The Company’s management has discretion over what stockholder proposals will be included in the agenda for next year’s annual meeting and/or in the related proxy materials. The Company’s management also will have discretionary authority to vote all shares for which it has proxies in opposition to the matter. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

      Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted in the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will be counted towards a quorum but have no effect and will not be counted in the vote total for any proposal.

How many votes are needed to approve each proposal?

•	For the election of directors, the two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

•	To be approved, Proposal No. 2, a 400,000 share increase in the aggregate number of shares of common stock authorized for issuance under the Directors’ Plan must receive a “For” vote (either in person or by proxy) from the majority of shares represented at the meeting and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 3, a 3,000,000 share increase in the aggregate number of shares of common stock authorized for issuance under the Purchase Plan must receive a “For” vote (either in person or by proxy) from the majority of the shares represented at the meeting and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal No. 4, the ratification of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending December 31, 2002, must receive a “For” vote (either in person or by proxy) from the majority of shares represented at the meeting and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if at least a majority of the Company’s outstanding shares are represented by votes at the Annual Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy vote or appear in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

      Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2002.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

      The Board presently has five members. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2005 Annual Meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal.

      The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2005 Annual Meeting

Aleksander Krstajic

      Aleksander Krstajic has served as a director of the Company since July 1999. Mr. Krstajic is the Senior Vice President Interactive Services, Sales and Product Development for Rogers Communications, Inc. (“Rogers”), and has held a variety of senior management positions at Rogers since 1994. Mr. Krstajic is a director of several privately held companies. Mr. Krstajic holds a B.A. degree in economics from the University of Toronto in Canada and attended the executive educational program at Wharton School of Business at the University of Pennsylvania.

Lewis Solomon

      Lewis Solomon has served as a director of the Company since March 1995. Mr. Solomon has been a principal of G&L Investments, a consulting firm, since 1989 and currently serves as Chief Executive Officer of Broadband Services, Inc. From 1983 to 1988, he served as Executive Vice President at Alan Patricof Associates, a venture capital firm focused on high technology, biotechnology and communications industries. Prior to that, Mr. Solomon served in various capacities with General Instrument Corporation, most recently as Senior Vice President. From April 1986 to January 1997, he served as Chairman of the Board of Cybernetic Services, Inc., a LED systems manufacturer, which commenced a Chapter 7 bankruptcy proceeding in April 1997. Mr. Solomon serves on the boards of Anadigics, Inc. a manufacturer of integrated circuits; Harmonic, Inc., a manufacturer of digital and fiber optic systems; and Artesyn Technologies, Inc., a power supply and power converter supply company. Mr. Solomon also serves on the boards of several privately held companies.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE

Directors Continuing in Office Until the 2003 Annual Meeting

Shlomo Rakib

      Shlomo Rakib co-founded the Company in 1993 and has served as Chairman of the Board and President since January 1993 and as Chief Technical Officer since February 1995. Prior to co-founding the Company, Mr. Rakib served as Chief Engineer at PhaseCom, Inc., a communications products company, from 1981 to 1993, where he pioneered the development of data and telephony applications over cable. Mr. Rakib is the inventor of several patented technologies in the area of data and telephony applications over cable. Mr. Rakib serves on the Board of a private held company. Mr. Rakib holds a B.S.E.E. degree from Technion University in Israel. Mr. Rakib is the brother of Zaki Rakib, the Chief Executive Officer, Secretary and a director of the Company.

Directors Continuing in Office Until the 2004 Annual Meeting

     Zaki Rakib

      Zaki Rakib co-founded the Company in 1993 and has served as Chief Executive Officer and Secretary since January 1993 and as a director since February 1995. From January 1993 to July 1998, Dr. Rakib also served as Chief Financial Officer of the Company. Prior to co-founding the Company, Dr. Rakib served as Director of Engineering for Cadence Design Systems (“Cadence”), an electronic design automation software company, from 1990 to 1994. Prior to joining Cadence, Dr. Rakib was Vice President of Engineering at Helios Software, which was acquired by Cadence in 1990. Dr. Rakib serves on the Board of a privately held company. Dr. Rakib holds B.S., M.S. and Ph.D. degrees in engineering from Ben-Gurion University in Israel. Dr. Rakib is the brother of Shlomo Rakib, the Company’s Chairman of the Board, President and Chief Technical Officer.

Christopher Schaepe

      Christopher J. Schaepe has served as a director of the Company since March 1995. Mr. Schaepe is a General Partner of Lightspeed Venture Partners, a technology-focused venture capital firm specializing in early stage communications and Internet software infrastructure investments. From October 1991 until October 2000, he served as a General Partner of Weiss, Peck & Greer Venture Partners. In October 2000, Weiss, Peck & Greer Venture Partners became Lightspeed Venture Partners, an entity independent of Weiss, Peck & Greer, L.L.C. Mr. Schaepe continues to serve as a Managing Director of Weiss, Peck & Greer, L.L.C., a technology-focused venture capital firm. From July 1986 to July 1989, Mr. Schaepe served in corporate finance and capital markets roles at Goldman, Sachs & Company after his employment as a software engineer at IBM Corporation. He is a director of several privately held companies. Mr. Schaepe holds B.S. and M.S. degrees in computer science from the Massachusetts Institute of Technology and an M.B.A. degree from Stanford Business School.

Board Committees and Meetings

      During the fiscal year ended December 31, 2001 the Board held 12 meetings and acted by unanimous written consent two times. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee of the Board oversees the Company’s financial reporting process. For this purpose, the Audit Committee performs several functions: it meets with the Company’s independent auditors at least once a year to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors’ performance; and considers the independent auditors’ comments regarding the adequacy of staff and management performance and procedures in connection with audit and financial controls. Three directors comprised the Audit Committee in 2001: Messrs. Schaepe, Solomon and Stevens. Mr. Stevens resigned from the Board and the Audit Committee in 2002. The Audit Committee met four times during 2001 and did not act by unanimous written consent. All members of the Company’s Audit Committee in 2001 are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards).

      The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company’s stock option plans and performs other functions regarding compensation as the Board may delegate. In 2001, three directors comprised the Compensation Committee: the Company’s CEO, Zaki Rakib, and Messrs. Schaepe and Stevens. Mr. Stevens resigned from the Compensation Committee in 2002 and was replaced by Mr. Krstajic. The Compensation Committee did not meet during and did not act by unanimous written consent in 2001.

      The Non-Officer Option Committee, established in January 1999, awards stock options, stock grants and stock awards to eligible persons who are not officers of the Company subject to Section 16 of the Securities and Exchange Act of 1934, as amended (“Exchange Act”). In July 2000, the Board set new guidelines for the Non-Officer Option Committee which permitted the Non-Officer Option Committee to award stock options, stock grants and stock awards to all eligible persons, including officers, other than Dr. Rakib and Mr. Rakib. The number of shares the Non-Officer Option Committee may grant must follow the guidelines set by the Compensation Committee or the Board, and may not exceed the maximum for a given position without the approval of the Compensation Committee or the Board. The Non-Officer Option Committee is to meet or to act by written consent as such Committee deems appropriate. During the fiscal year ended December 31, 2001, the Non-Officer Option Committee acted after the hiring of each new employee or consultant to grant option to such employee or consultant. The sole member of the Non-Officer Option Committee is the Company’s Chief Executive Officer and Secretary, Dr. Rakib.

      During the fiscal year ended December 31, 2001, all directors attended at least 75% of the aggregate of the meetings of the Board and the committees on which they served, during the period for which they were a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2001, which include the consolidated balance sheets of the Company as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Accountants

      The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

      The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (that relates to the accountant’s independence from the Company and its related entities) and has discussed with Ernst & Young LLP its independence from the Company.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2001.

AUDIT COMMITTEE MEMBERS — FISCAL 2001:

Christopher Schaepe
Lewis Solomon
Mark Stevens

PROPOSAL 2

APPROVAL OF 1998 NON-EMPLOYEE DIRECTORS’ PLAN

      On June 9, 1998, the Board adopted the Directors’ Plan, subject to stockholder approval. There were 400,000 shares of common stock reserved for issuance under the Directors’ Plan.

      On April 1, 2002, the Board amended the Directors’ Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Directors’ Plan from a total of 400,000 shares to a total of 800,000 shares, an increase of 400,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

      As of March 22, 2002, options (net of canceled or expired options) covering an aggregate of 258,165 shares of common stock have been granted under the Directors’ Plan. 141,835 shares of common stock (plus any shares that might in the future be returned to the Directors’ Plan as a result of cancellations or expiration of options) remain available for future grant under the Directors’ Plan.

      Stockholders are requested in this Proposal 2 to approve the amendment to the Directors’ Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the Directors’ Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as votes “Against”. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2

      The essential features of the Directors’ Plan (a copy of which is included as Appendix A to this Proxy Statement) are outlined below:

General

      The Directors’ Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors’ Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). See “Federal Income Tax Information” for a discussion of the tax treatment of nonstatutory stock options.

Purpose

      The Board adopted the Directors’ Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Three of the current directors of the Company are eligible to participate in the Directors’ Plan.

Administration

      The Board administers the Directors’ Plan. The Board has the power to construe and interpret the Directors’ Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option.

      The Board has the power, which it has not yet exercised, to delegate administration of the Directors’ Plan to a committee composed of not fewer than two members of the Board.

Stock Subject to the Directors’ Plan

      Subject to this Proposal, an aggregate of 800,000 shares of common stock is reserved for issuance under the Directors’ Plan. If options granted under the Directors’ Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such options again become available for issuance under the Directors’ Plan. If the Company reacquires stock issued under the Directors’ Plan, the reacquired stock will again become available for reissuance under the Directors’ Plan.

Eligibility

      The Directors’ Plan provides that options may be granted only to non-employee directors of the Company. A “non-employee director” is defined in the Directors’ Plan as a director of the Company or of any affiliate of the Company who, at the time of grant, is not otherwise an employee of or consultant to the Company or any affiliate of the Company.

Terms of Options

      The following is a description of the terms of options under the Directors’ Plan. Individual option grants may not be more restrictive as to the terms described below.

      Automatic Grants. Each person who is first elected or appointed to the Board as a non-employee director shall, on the date of such initial election or appointment, be granted an option to purchase 60,000 shares of common stock.

      Each non-employee director who is serving as such immediately following each Annual Meeting shall be granted, on the date of the Annual Meeting, an option to purchase 25,000 shares of common stock. This amount shall be pro-rated for any non-employee director who has not continuously served as such for the 12-month period prior to the date of the Annual Meeting.

      Each non-employee director who is serving as a member of a committee of the Board immediately following each Annual Meeting shall be granted, for each such committee, an option to purchase 6,000 shares of common stock. This amount shall be pro-rated for any non-employee director who has not continuously served as such for the 12-month period prior to the date of the Annual Meeting.

      Exercise Price; Payment. The exercise price of options may not be less than 100% of the Fair Market Value (“FMV”) of the common stock subject to the option on the date of the grant. The FMV, as used in this Director’s Plan, shall be the closing sales price of (or the closing bid, if no sales were reported) as quoted on any established stock exchange or a national market system on the date of the grant (or the last market trading day prior to the date of grant, if the date of grant is not a market trading day). If the Company’s common stock is listed on multiple exchanges or markets, the exchange or market with the greatest volume of trading in common stock will be used in determining the FMV. In the absence of an established market for the common stock, the FMV shall be determined in good faith by the Board. As of March 22, 2002, the closing price of the Company’s common stock as reported on the Nasdaq National Market System was $8.05 per share.

      Option Exercise. Options granted under the Directors’ Plan become exercisable in cumulative increments (vest) as set out in the Directors’ Plan provided that the optionee has, during the entire period prior to each vest period, continuously served as a director or employee of or consultant to the Company or any affiliate of the Company (collectively, “Service”). Options granted under the Directors’ Plan may, at the Board’s discretion, permit exercise prior to vesting. In such an event, any unvested shares which are exercised shall be subject to a repurchase right in favor of the Company or any other restriction(s) the Board determines appropriate, should the optionee’s Service terminate before the option vests.

      Term. The term of options granted under the Directors’ Plan commences on the grant date and expires on the tenth anniversary of the grant date (“Expiration Date”). Options under the Directors’ Plan shall terminate on the earlier of the Expiration Date or three months after termination of the optionee’s Service; provided, however, that (i) if such termination is due to the optionee’s permanent and total disability (as defined in the Code), the option shall terminate on the earlier of the Expiration Date or 12 months after such termination; or (ii) if such termination is due to the optionee’s death before the optionee’s Service has terminated, the option shall terminate on the earlier of the Expiration Date after 18 months after the optionee’s death by the person or persons to whom the rights of such option pass by will or by the laws of descent and distribution. An optionee may designate a beneficiary who may exercise the option following the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s Service only to the extent of the shares which were vested and exercisable as of the date of termination.

      The option term is not extended in the event that exercise of the option within these periods is prohibited.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors’ Plan as determined by the Board.

Restrictions on Transfer

      During the lifetime of the optionee, an option may be exercised only by the optionee. The Board may grant options that are transferable only to the extent specifically permitted in the stock option agreement. If the option agreement does not specifically provide for the transferability of the option, then the option shall not be transferable except by will or by the laws of descent and distribution.

Adjustment Provisions

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Directors’ Plan and outstanding options. In that event, the Directors’ Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Directors’ Plan, and outstanding options will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Transactions

      In the event of (i) dissolution, liquidation or sale of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company or (iii) certain specified types of merger, consolidation or similar transactions (collectively, corporate transaction), any surviving or acquiring corporation shall (i) continue or assume options outstanding under the Directors’ Plan or shall substitute similar options or (ii) such options shall continue in full force and effect. If any surviving or acquiring corporation does not assume such options or substitute similar options for those outstanding under the Directors’ Plan, then the vesting of such options and time during which such options may be exercised shall be accelerated in full prior to such event and the options will terminate if not exercised at, or prior to, such effective date.

      The acceleration of an option in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

      The Board may suspend or terminate the Directors’ Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Directors’ Plan will terminate on June 8, 2008.

      The Board may amend the Directors’ Plan at any time or from time to time. However an amendment to increase the size of the share reserve (except as provided under “Adjustment Provisions” noted above relating to adjustments upon changes in stock) and any other amendment that requires stockholder approval to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements, shall not be effective unless approved by the stockholders of the Company.

Federal Income Tax Information

      Nonstatutory stock options granted under the Directors’ Plan generally have the following federal income tax consequences.

      There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s FMV on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event may be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionee becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

      Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year from date of purchase and more than two years from date of grant. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Directors’ Plan

      The following table presents certain information with respect to options granted under the Directors’ Plan as of March 22, 2002, by all non-employee directors as a group.

Number of Securities
Remaining Available
for Issuance Under
Equity
		Weighted-Average	Compensation Plans
	Number of Securities to be	Exercise Price of	(Excluding
	Issued Upon Exercise of	Outstanding	Securities Reflected
	Outstanding Options	Options	in Column (a))
	(a)	(b)	(c)

All Non-Employee Directors as a Group	249,915	$44.3575	141,835

Equity Compensation Plan Information

      The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of March 22, 2002.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available
			for Issuance Under
	Number of Securities to be	Weighted-Average	Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,894,865	$9.1194	11,914,339
Equity compensation plans not approved by security holders	14,593,459	$9.3980	11,709,202

Total	19,488,324	$9.3282	23,623,541

      The 1999 Non-Officer Equity Incentive Plan was the only equity compensation plan of the Company in effect as of March 22, 2002 that has been adopted without the approval of the Company’s stockholders. Descriptions of the 1995 Stock Option Plan, as amended, 1997 Equity Incentive Plan, as amended, Directors’ Plan, 1999 Non-Officer Equity Incentive Plan, as amended, MainSail Network 1997 Stock Option Plan and 2000 TrueChat, Inc. Equity Incentive Plan are contained in Note 9 of the footnotes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2002.

PROPOSAL 3

APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

      In June 1998, the Board adopted the Purchase Plan, subject to stockholder approval. There were 1,400,000 shares of common stock reserved for issuance under the Purchase Plan.

      Subject to stockholder approval, on April 1, 2002, the Board amended the Purchase Plan to increase the number of shares of common stock authorized for issuance under the Purchase Plan from a total of 1,400,000 shares to a total of 4,400,000 shares, an increase of 3,000,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant purchase rights to its employees at levels determined appropriate by the Board.

      Since January 2001, shares of common stock were purchased in the amounts and at the weighted average prices (“Average Price”) per share under the Purchase Plan as follows: (i) For the purchase period ending

January 31, 2001, 71,681 shares were purchased at the Average Price of $5.5250 per share, (ii) for the purchase period ending July 31, 2001, 309,747 shares were purchased at the Average Price of $5.0735 per share and (iii) for the purchase period ending January 31, 2002, 314,068 shares were purchased at the Average Price of $5.1377 per share.

      As of March 22, 2002, an aggregate of 1,174,882 shares of common stock had been granted under the Purchase Plan. Only 225,118 shares of common stock remained available for future grant under the Purchase Plan.

      Stockholders are requested in this Proposal 3 to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

      The essential features of the Purchase Plan (a copy of which is included as Appendix B to this Proxy Statement) are outlined below:

Purpose

      The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase common stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. As of December 31, 2001, approximately 96.7% of the approximately 618 employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan.

      The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

Administration

      The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any subsidiary of the Company will be eligible to participate in the Purchase Plan.

      The Board has the power, which it has not yet exercised, to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board.

Stock Subject to Purchase Plan

      Subject to this Proposal, an aggregate of 4,400,000 shares of common stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

      The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the Purchase Plan is approximately 27 months.

Currently, under the Purchase Plan, each offering is approximately 24 months long and is divided into shorter purchase periods, each approximately six months long.

Eligibility

      Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering, provided such employee has been continuously employed by the Company or the designated subsidiary corporation for at least five days preceding the first day of the offering. Officers of the Company who are “highly compensated” as defined in the Code are eligible to participate in the Purchase Plan.

      However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of common stock (determined at the FMV of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its subsidiary corporations in any calendar year. In addition to the preceding limitation, under future offerings, employees may not purchase more than an aggregate of 600,000 shares of common stock in any purchase period during an offering.

Participation in the Plan

      Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees’ total compensation during the purchase period.

Purchase Price

      The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the FMV of a share of common stock on first day of the offering or (ii) 85% of the FMV of a share of common stock on the last day of the purchase period.

Payment of Purchase Price; Payroll Deductions

      The purchase price of the shares is accumulated by payroll deductions during the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of any purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. If the Company is prohibited by law from deducting Purchase Plan contributions from a participant’s payroll, then such participant may make deposits into his or her account by check.

Purchase of Stock

      By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

      While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering and terminate his or her payroll deductions by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to ten days prior to the end of the applicable purchase period.

      Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Eligibility

      Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s eligibility for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

      Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

      Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Transactions

      In the event of (i) the sale, lease, license or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company or (iii) certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock immediately prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

      In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Duration, Amendment and Termination

      The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate on June 8, 2008.

      The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would

(i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

      Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

      Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

      A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

      If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the FMV of the stock at the time of such disposition over the exercise price or (ii) the excess of the FMV of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the FMV of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its FMV on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the FMV of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception in 1993. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the

Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

      Audit Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of the Company’s financial statements for such fiscal year and for the review of the Company’s interim financial statements were $610,930.

      Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young for information technology consulting fees was $0.

      All Other Fees. During fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $1,078,448, including audit related services of $655,938 and nonaudit services of $422,510. Audit related services generally include fees for statutory audits, transaction support, and SEC registration statements. Nonaudit services generally include tax compliance and tax consultations.

      The Audit Committee has determined the rendering of the information technology consulting fees and all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

DIRECTORS AND EXECUTIVE OFFICERS

      Our directors and executive officers and their ages as of March 22, 2002 are as follows:

Name	Age	Position

Zaki Rakib(2)	43	Chief Executive Officer, Secretary and Director
Shlomo Rakib	45	Chairman of the Board, President, Chief Technical Officer and Director
Carol Lustenader(4)	47	Chief Financial Officer
Ray M. Fritz(5)	56	Chief Financial Officer
Aleksander Krstajic(3)	38	Director
Christopher J. Schaepe(1)(2)	38	Director
Lewis Solomon(1)	68	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Compensation committee since March 2002

(4)	Chief Financial Officer as of November 1, 2001

(5)	Chief Financial Officer until November 1, 2001

      The biographical information for the directors and certain executive officers is listed above, in Proposal One. Set forth below is the biographical information for the Executive Officer whose biographical information is not listed above.

      Carol Lustenader joined the Company in March 1999 as Director of Finance (Financial Planning and Analysis) and was later promoted to Group Director, Financial Planning and Analysis and then Vice President of Finance. In November 2001, she was promoted to Chief Financial Officer. Prior to joining the company, from December 1997 to October 1998, Ms. Lustenader was Manager of Financial Planning, Corporate

Controller and Chief Financial Officer of GigaLabs, Inc., a provider of high performance input/ output switching solutions. From August 1995 until December 1997, Ms. Lustenader was Manager of Financial Planning and Analysis at Clarify, Inc., a provider of front office automation systems. Prior to that, Ms. Lustenader held a variety of senior financial management positions at Nellcor Puritan Bennett Incorporation, Pyramid Technology Corporation and Xerox Corporation. Ms. Lustenader holds a B.A. in Music from Wells College and a M.B.A. degree from the University of Rochester.

      Ray M. Fritz retired from his position as the Company’s Chief Financial Officer in November 2001. Mr. Fritz served as the Company’s Chief Financial Officer from July 1998 until October 2001. From December 1997 to July 1998, Mr. Fritz was Vice President of Finance and Operations and Chief Financial Officer of Gigalabs Inc., a provider of high performance input/ output switching solutions. From August 1994 until August 1997, Mr. Fritz was with Clarify, Inc., a provider of front office automation systems, and from April 1986 to May 1990, Mr. Fritz served as Vice President and Controller of LSI Logic Corporation, a semiconductor company. Prior to that, he held a variety of finance positions with Xerox Corporation, The Singer Company and Shell Oil Company. Mr. Fritz holds a B.S. degree in finance/business administration from Benedictine College, a M.B.A. degree from Atlanta University and a M.S. degree in tax from Golden Gate University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 22, 2002 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total

Credit Suisse First Boston(2)	5,343,025	7.35%
Uetlibergstrasse 231
P.O. Box 900
CH-8070 Zurich, Switzerland
Shaw Communications, Inc.(2)	5,326,827	7.33%
Suite 900
630 3rd Avenue SW, Suite 900
Calgary Alberta T29 4L4
Canada
Dr. Zaki Rakib(3)	3,568,704	4.91%
Selim (Shlomo) Rakib(4)	3,568,704	4.91%
Ray M. Fritz(5)	1,512	*
Carol W. Lustenader(6)	59,235	*
Chris J. Schaepe(7)	151,522	*
Lewis Solomon(8)	220,873	*
Aleksander Krstajic(9)	171,871	*
All executive officers and directors as a group (7 persons)(10)	7,742,421	10.56%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 72,681,056 shares outstanding on March 22, 2002, adjusted as required by rules promulgated by the SEC.

(2)	Credit Suisse First Boston and Shaw Communications, Inc. share beneficial ownership of 5,326,827 pursuant to a transaction entered into between the parties.

(3)	Shares beneficially owned by Dr. Zaki Rakib include 240,000 shares of common stock held by the Zaki Rakib Children’s Trust of which Dr. and Mrs. Rakib are trustees and 416,664 shares of common stock underlying stock options which are exercisable on or prior to May 21, 2002.

(4)	Shares beneficially owned by Selim Rakib include 240,000 shares of common stock held by the Selim Rakib Children’s Trust of which Mr. And Mrs. Rakib are trustees and 416,664 shares of common stock underlying stock options which are exercisable on or prior to May 21, 2002.

(5)	Mr. Fritz’ employment with the Company terminated on November 1, 2001.

(6)	Shares beneficially owned by Ms. Lustenader include 53,488 shares of common stock underlying stock options which are exercisable on or prior to May 21, 2002.

(7)	Shares beneficially owned by Mr. Schaepe include 20,775 shares held by entities associated with Weiss, Peck & Greer, L.L.C. Mr. Schaepe is a managing director of Weiss, Peck & Greer, L.L.C. and may be deemed to have voting and investment power over the shares of common stock held by entities associated with Weiss, Peck & Greer L.L.C., however Mr. Schaepe disclaims beneficial ownership as to all shares of common stock held by entities associated with Weiss, Peck & Greer, L.L.C., except to the extent of his pecuniary interest therein. Shares beneficially owned also include 130,517 shares of common stock underlying stock options which are exercisable on or prior to May 21, 2002.

(8)	Shares beneficially owned by Mr. Solomon include 160,873 shares of common stock underlying stock options that are exercisable on or prior to May 21, 2002.

(9)	Shares beneficially owned by Mr. Krstajic include 151,871 shares of common stock underlying stock options that are exercisable on or prior to May 21, 2002 and do not include the 1,687,618 shares of common stock held by entities associated with Rogers. Mr. Krstajic is the Senior Vice President Interactive Services, Sales and Product Development of Rogers and may be deemed to have voting and investment power over the shares of common stock held by Rogers. Mr. Krstajic disclaims beneficial ownership as to all shares of common stock held by Rogers.

(10)	Shares beneficially owned by the Company’s current directors and officers as a group include 1,330,077 shares of common stock underlying stock options that are exercisable on or prior to May 21, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, as well as persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and report of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were complied with except: (i) Mr. Krstajic filed two late reports covering two transactions and (ii) Mr. Schaepe filed one late report covering one transaction. Dr Rakib, Mr. Rakib and Ms. Lustenader each filed one late report covering one transaction that resulted from an immaterial error on the February 2002 Form 5 filing for fiscal year 2001 that was corrected.

EXECUTIVE COMPENSATION

Compensation of Directors

      Mr. Solomon receives $2,000 per month for his services as a member of the Board. No other director of the Company receives cash for services provided as a director. In the fiscal year ended December 31, 2001, the total compensation paid to non-employee directors was $42,000 (including payments of $18,000 to our former director, Michael D’Avella). The members of the Board are eligible for reimbursement for their expenses incurred in connection with attendance at Board and Committee Annual Meetings in accordance with Company policy.

      Each non-employee director of the Company also receives stock option grants under the Directors’ Plan. Only non-employee directors, which are currently Messrs. Krstajic, Schaepe and Solomon, are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are not intended by the Company to qualify as incentive stock options under the Code. The Directors’ Plan is administered by the Board, unless the Board delegates administration to a committee comprised of Board members.

      The aggregate number of shares of common stock that may be issued pursuant to options granted under the Directors’ Plan is 400,000 shares, which, subject to stockholder approval, will increase to 800,000 shares. Options grants under the Directors’ Plan are non-discretionary. Pursuant to the Directors’ Plan, non-employee directors automatically receive (i) an option to purchase 60,000 shares of common stock of the Company on the date of his or her initial election or appointment to be a non-employee director and (ii) an option to purchase 25,000 shares of common stock on the date of each Annual Meeting, which amount shall be prorated for the 12-month period prior to the Annual Meeting if the non-employee director has not continuously served as an non-employee director during such period. In addition, each non-employee director who is then serving as a member of a committee automatically receives an option to purchase 6,000 shares of common stock for each such committee on the date of each Annual Meeting, which amount shall be prorated for the 12 month period prior to the Annual Meeting if the non-employee director has not continuously served as an committee member during such 12-month period. No other options may be granted at any time under the Directors’ Plan.

      The exercise price of the options granted under the Directors’ Plan will be equal to the FMV of the common stock on the date of grant. Options granted under the Directors’ Plan vest and become exercisable as to 33% of the shares on the first anniversary of the date of grant and  1/36 of the shares monthly thereafter. An optionee whose service relationship with the Company or any affiliate (whether as a non-employee director or subsequently as an employee, director or consultant of either the Company or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (three months generally, 12 months in the event of disability and 18 months in the event of death). Options granted under the Directors’ Plan generally are non-transferable, however, an optionee may designate a beneficiary who may exercise the option following the optionee’s death. In the event of certain changes in control of the Company, all outstanding awards under the Directors’ Plan either will be assumed or substituted for by any surviving entity. If the surviving entity determines not to assume or substitute for such awards, the vesting and time during which such options may be exercised shall be accelerated prior to such event and the options will terminate if not exercised after such acceleration and at or prior to such event. The term of options granted under the Directors’ Plan is 10 years. Unless terminated sooner by the Board, the Directors’ Plan will terminate in June 2008.

      During the last fiscal year, the Company did not grant any options from the Directors’ Plan to non-employee directors of the Company. As of March 22, 2002, 8,250 options had been exercised under the Directors’ Plan. In addition, non-employee directors are eligible to receive stock option grants under the 1997 Equity Incentive Plan (“1997 Plan”). During the fiscal year ended December 31, 2001, options to purchase an aggregate of 293,915 shares were granted under the 1997 Plan to Messrs. Krstajic, Schaepe and Solomon, at an average exercise price per share of $6.7379. The exercise price was the respective FMV of the common stock on the date of grant. In addition, Mr. Krstajic was a recipient of a stock award of 20,000 shares due to his membership on the Company’s Board of Advisors.

      Directors who are employees of the Company do not receive separate compensation for their services as directors.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

      The following table shows for the fiscal years ended December 31, 1999, 2000 and 2001, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its other two most highly compensated executive officers at December 31, 2001 (“Named Executive Officers”), as well as an executive officer who would have been named had the officer’s employment not terminated prior to December 31, 2001:

Summary Compensation Table

					Long-Term Compensation

		Annual Compensation			Awards		Payouts

				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compen-	Awards	Options/	Payouts	Compen-
Name and Principal Position	Year	($)	($)	sation($)	($)	SARs(#)	($)	sation ($)

Dr. Zaki Rakib	2001	450,000	0	0	44,374	800,000	0	111,630	(1)
Chief Executive	2000	450,000	105,000	0	0	800,000	0	0
Officer and Secretary	1999	232,500	66,000	0	0	0	0	0
Mr. Shlomo Rakib	2001	450,000	0	0	44,374	800,000	0	95,024	(1)
Chairman of the	2000	450,000	105,000	0	0	800,000	0	0
Board and President	1999	232,500	45,000	0	0	0	0	0
Mr. Ray M. Fritz	2001	168,205	0	0	0	60,000	0	6,299	(1)
former Chief	2000	200,000	75,600	0	0	20,000	0	0
Financial Officer	1999	175,416	43,333	0	0	40,000	0	0
Ms. Carol Lustenader	2001	180,133	0	0	78,649	127,002	0	3,000	(2)
Chief Financial Officer	2000	130,395	26,918	0	0	0	0	0
	1999	83,375	0	0	0	98,000	0	0

(1)	Payment for accrued and unused vacation.

(2)	Payment for employee referral from Employee Referral Program.

STOCK OPTION GRANTS AND EXERCISES

      The Company grants options to its executive officers under its 1997 Plan and options to its non-officer and non-director employees and consultants of the Company and to Company officers as an inducement essential to the officer entering into employment with the Company under its 1999 Non-Officer Equity Incentive Plan (“1999 Plan”). As of December 31, 2001, options to purchase a total 4,690,599 shares and 14,618,209 shares were outstanding under the 1997 Plan and the 1999 Plan, respectively, and 11,539,444 shares and 11,718,029 shares remained available for grant under the 1997 Plan and the 1999 Plan, respectively.

      The following tables show for the fiscal year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

Option/SAR Grants in Last Fiscal Year

	Individual Grants
								Alternative
								to Grant
						Potential Realizable		Date
			% of Total			Value at Assumed		Value
	Number of		Options/			Annual Rates of
	Securities		SARs			Stock Price
	Underlying		Granted to	Exercise		Appreciation
	Options/		Employees	or Base		for Option Term		Grant Date
	SARs		in Fiscal	Price	Expiration			Present
Name	Granted(#)		Year	($/Sh)	Date	5%($)	10%($)	Value($)

Dr. Rakib	800,000	(1)	3.67	6.8125	02/14/11	3,427,476	8,685,896	4,994,080
Mr. Rakib	800,000	(1)	3.67	6.8125	02/14/11	3,427,476	8,685,896	4,994,080
Mr. Fritz(4)	40,000	(2)	0.18	6.8125	02/14/11	171,374	434,295	249,704
	20,000	(3)	0.09	6.8125	02/17/11	85,687	217,147	124,852
	35,000	(5)	0.16	5.5313	02/05/11	121,751	308,541	177,401
Ms. Lustenader	9,000	(6)	0.04	5.1875	02/12/11	29,362	74,408	42,781
	83,002	(7)	0.38	6.8125	02/14/11	355,609	901,183	518,148

(1)	Options vests over four years at a monthly at a rate of 1/48 of total shares granted, with a vesting commencement date of April 11, 2000.

(2)	Options vests over thirteen months, with a vesting commencement date of 4/5/00. The first 1/13 of the total shares granted vests as of April 5, 2000, with 1/13 of the total shares granted vesting monthly thereafter. The option ceased vesting on April 5, 2001.

(3)	Options vests over four years at a monthly at a rate of 1/48 of total shares granted, with a vesting commencement date of January 1, 2000.

(4)	Mr. Fritz retired from the Company on November 2, 2001. As such, all non-vested options shares expired on November 2, 2001 and all vested but un-exercised option shares expired on February 2, 2002.

(5)	Consist of two grants. The first grant is for 15,000 shares which vests over four years at a monthly rate of 1/48 of total shares granted, with a vesting commencement date of October 1, 2000. The second grant is for 20,000 shares which vests over 5 years at a monthly rate of 1/60 of total shares granted, with a vesting commencement date of February 5, 2001.

(6)	Option vests over five years with 20% of the total shares granted vesting on February 12, 2002 and 1/60 of the total shares granted vesting monthly thereafter.

(7)	15,400 shares vest on October 29, 2001, with the remaining shares vesting monthly thereafter, to be fully vested on December 14, 2004. Early exercise of this option grant became available on November 14, 2001, with any shares early exercised remaining subject to restrictions until vested.

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values

			Number of
			Securities
			Underlying
			Unexercised	Value of Unexercised
			Options/SARs at	In-the-Money
	Shares		FY-End(#)	Options/SARs at
	Acquired	Value	Exercisable/	FY-End($)
Name	on Exercise(#)	Realized($)	Unexercisable	Exercisable/Unexercisable

Dr. Rakib	0	0.00	333,332/466,668	485,831.39/680,168.61
Mr. Rakib	0	0.00	333,332/466,668	485,831.39/680,168.61
Mr. Fritz	0	0.00	218,333/0	464,062.71/0.00
Ms. Lustenader	0	0.00	36,843/90,159	59,303.92/185,268.49

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

      There are no employment agreements that contain severance or change of control provisions for the Company’s executive officers. In February 1993, the Company also entered into an employment agreement with Dr. Rakib to serve as Chief Executive Officer and Chief Financial Officer. The employment agreement is not for a specified term and is terminable at will or without cause at any time upon written notice. The Board will set Dr. Rakib’s salary in accordance with payroll policies of the Company as constituted from time to time.

REPORT OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

      In the fiscal year ended December 31, 2001, the Compensation Committee of the Board, which consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, and Non-Employee Directors Messrs. Schaepe and Stevens, did not meet. In 2001, the Board was responsible for establishing the Company’s compensation programs for all employees, including executives, and administering the Company’s stock purchase and stock option plans. In 2001, the Board consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, Shlomo Rakib, the Company’s President and Chief Technical Officer, and Non-Employee Directors Messrs., Krstajic, Schaepe, Stevens and Solomon, as well as Mr. D’Avella until August of 2001. The entire Board participated in all compensation decisions, except that the Non-Officer Option Committee acted after the hiring of each new employee or consultant or consultant to grant option to such employee or consultant.

Compensation Philosophy

      The goals of the compensation program, the Compensation Committee and the Board are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

•	The Company pays competitively compared to leading technology companies with which the Company competes for talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and establishes its pay parameters based on this review.

•	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•	The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company’s business challenges and opportunities as owners and not just as employees.

      Philosophy Regarding Section 162(m) of the Code. Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

      The Board has determined that stock options granted under the Company’s 1997 Plan and 1999 Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant shall be treated as “performance-based compensation”.

      Base Salary. The Board or the Compensation Committee annually reviews each executive officer’s base salary. When reviewing base salaries, the Board or the Compensation Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

      The material in this report is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such.

      Long-Term Incentives. The Company’s long-term incentive program consists of the 1995 Plan, the 1997 Plan and the 1999 Plan. The option programs utilize vesting periods (generally five years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of FMV on the date of grant. Executives receive value from these grants only if the value of the Company’s common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the technology industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests. In the fiscal year ended December 31, 2001, the Board granted stock options to particular executives that will vest over a four-year or a five-year period. These grants were intended to provide incentives to maximize stockholder value over the next several years. The Board and the Compensation Committee believes this approach creates an appropriate focus on longer-term objectives and promotes executive retention.

CHIEF EXECUTIVE OFFICER COMPENSATION

      Dr. Rakib’s base salary at the beginning of 2000 as Chief Executive Officer was $232,500. In April 2000, following the Board’s review of compensation paid by leading technology companies, the Board set Dr. Rakib’s base annual salary at $450,000, effective as of January 1, 2000. Dr. Rakib’s annual salary has not been adjusted since April 2000. In setting this amount, the Board took into account (i) its belief that Dr. Rakib is the Chief Executive Officer of a leading technology company with significant and broad-based experience in the broadband equipment industry, (ii) the scope of Dr. Rakib’s responsibility and (iii) the Board’s confidence in Dr. Rakib to lead the Company’s continued development.

OTHER EXECUTIVE OFFICERS’ COMPENSATION

      In 2001, the Board did not (i) increase the base salaries of; (ii) provide bonuses to; or (iii) award stock options to executive officers as incentives.

THE BOARD OF DIRECTORS — FISCAL 2001

Shlomo Rakib, Chairman
Dr. Zaki Rakib
Alekander Krstajic
Christopher Schaepe
Lewis Solomon
Mark Stevens

Compensation Committee Interlocks and Insider Participation

      In the fiscal year ended December 31, 2001, the Compensation Committee, which consisted of Dr. Zaki Rakib, the Company’s Chief Executive Officer and Secretary, and non-employee directors Messrs. Schaepe and Stevens, did not meet. Instead, the Board participated in all compensation decisions. The Board members, Messrs. Krstajic, Schaepe, Solomon and Stevens, are not and have not been officers or employees of the Company in 2001. Each of the Company’s directors holds securities of the Company. In January 1999, the Compensation Committee created a Non-Officer Stock Option Committee of the Board, which consists of Dr. Zaki Rakib. The function of the Non-Officer Stock Option Committee is to grant options to purchase shares of common stock to eligible persons who are not officers of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Delivery of this Proxy Statement

      The SEC has adopted rules that permit the Company and its intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, could provide the Company with cost savings.

      This year, a number of brokers with account holders who are the Company’s stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to Terayon Communication Systems, Inc., Attn: Corporate Secretary, 2952 Bunker Hill Lane, Santa Clara, CA 95054.

      Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

PERFORMANCE MEASUREMENT COMPARISON(1)

      The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 2001 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (S&P 500) and (iii) the Nasdaq Telecommunications Stock Index (Nasdaq Telecom). All values assume reinvestment of the full amount of all dividends and are calculated as of the last trading day of each month listed:

(PERFORMANCE GRAPH)

	Terayon	NASDAQ Telecom Index	S&P 500

8/18/98	100.00	100.00	100.00
9/30/98	92.19	87.58	87.45
12/31/98	111.72	120.68	256.28
3/31/99	116.31	148.96	277.05
6/30/99	124.12	157.82	387.01
9/30/99	116.65	150.52	338.53
12/31/99	133.07	244.63	435.06
3/31/00	136.24	265.52	1419.90
6/30/00	131.63	209.77	890.04
9/29/00	130.12	175.86	470.13
12/29/00	118.86	111.65	56.28
3/30/01	105.72	79.04	63.20
6/29/01	111.08	75.07	84.78
9/28/01	94.62	48.93	99.60
12/31/01	103.56	57.01	114.56
2/28/02	100.70	40.28	81.87

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN TRANSACTIONS

      The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

      During the fiscal year ended December 31, 2001, Rogers purchased equipment and services from the Company which accounted for approximately $21,045,000 worth of the Company’s revenues. Mr. Krstajic, a director of the Company, is the Senior Vice President Interactive Services, Sales and Product Development for Rogers.

      The Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from an unaffiliated third party. Any future transactions between the Company and any of its officers, directors or principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the Board.

OTHER MATTERS

      The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

DR. ZAKI RAKIB
Secretary

April 21, 2002

      A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2001 is available without charge upon written request to: Terayon Communication Systems, Inc., Attn: Corporate Secretary, 2952 Bunker Hill Lane, Santa Clara, CA 95054.

ATTACHMENT A

TERAYON COMMUNICATION SYSTEMS, INC.

1998 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

Adopted by the Board of Directors on June 9, 1998

Approved by Shareholders on June 9, 1998
Amended on July 31, 2000
Amended on April 1, 2002

1.     Purpose.

      (a) The purpose of the 1998 Non-Employee Directors’ Stock Option Plan (the “Plan”) is to provide a means by which each director of Terayon Communication Systems, Inc. (the “Company”) who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a “Non-Employee Director”) will be given an opportunity to purchase stock of the Company.

      (b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

      (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.     Administration.

      (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless and until the Board delegates administration to a committee of the Board, as provided in subparagraph 2(b).

      (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject to the Plan.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to options granted under the Plan shall not exceed in the aggregate eight hundred thousand (800,000) shares of the Company’s common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan. If any shares of the Company’s common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under a repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall revert to and again become available for issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     Eligibility.

      Options shall be granted only to Non-Employee Directors of the Company.

5.     Non-Discretionary Grants.

      (a) Each person who is first elected or appointed to the Board as a Non-Employee Director after the Effective Date automatically shall, on the date of such initial election or appointment, be granted an option to purchase Sixty Thousand (60,000) shares of common stock of the Company on the terms and conditions set forth herein.

      (b) Each Non-Employee Director who is serving as a Non-Employee Director immediately following each Annual Meeting of Shareholders, commencing with the Annual Meeting of Shareholders occurring in calendar year 1998, automatically shall be granted on such date an option to purchase Twenty Five Thousand (25,000) shares of common stock of the Company, which amount shall be pro-rated for any Non-Employee Director who has not continuously served as a Non-Employee Director for the twelve (12)-month period prior to the date of such Annual Meeting of Shareholders, on the terms and conditions set forth herein.

      (c) Each Non-Employee Director who is serving as a member of a committee of the Board immediately following each Annual Meeting of Shareholders, commencing with the Annual Meeting of Shareholders occurring in calendar year 1999, automatically shall be granted, for each such committee, an option to purchase Six Thousand (6,000) shares of common stock of the Company, which amount shall be pro-rated for any Non-Employee Director who has not continuously served as a Non-Employee Director for the twelve (12)-month period prior to the date of such Annual Meeting of Shareholders, on the terms and conditions set forth herein.

6.     Option Provisions.

      Each option shall be subject to the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) ten (10) years from the date of grant. If the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of such service; provided, however, that (i) if such termination of service is due to the optionee’s death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee’s death or (ii) if such termination of service is due to the optionee’s permanent and total disability within the meaning of Section 22(e)(3) of the Code (“Disability”), the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee’s Disability. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Employee Director of the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of such service under the provisions of subparagraph 6(e).

      (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the stock (as defined in subsection 9(d)) subject to such option on the date such option is granted.

      (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i) In cash (or check) at the time of exercise;

(ii) Provided that at the time of the exercise the Company’s common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company’s reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise;

(iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company’s common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company’s common stock; or

(iv) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

      (d) An option shall be transferable only to the extent specifically provided in the option agreement; provided, however, that if the option agreement does not specifically provide for the transferability of the option, then the option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

(i) Options granted pursuant to Section 5 shall vest and become exercisable as to thirty-three percent (33%) of the shares on the first anniversary of the date of grant and one-thirty-sixth ( 1/36) of the shares monthly thereafter over the next 24 months, provided that the optionee has, during the entire period prior to each such vesting installment date, continuously served as a director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully vested and exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

      (e) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee’s knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (y), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (f) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

      (g) The option may, but need not, include a provision whereby the optionee may elect at any time before the optionee’s service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or any other restriction the Board determines appropriate.

7.     Covenants of the Company.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of common stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.     Use of Proceeds from Stock.

      Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.     Miscellaneous.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or shareholders or any Affiliate to remove any Non-Employee Director pursuant to the Company’s Bylaws and the provisions of the applicable laws of the Company’s state of incorporation.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

      (d) As used in this Plan, “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in common stock) on the day of determination (or the last market trading day prior to the day of determination, if the day of determination is not a market trading day), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(ii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.     Adjustments Upon Changes in Stock.

      (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

      (b) In the event of a Change in Control (as defined herein): (i) any surviving corporation or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar stock options (including an option to acquire the same consideration paid to the shareholders in a Change in Control) for those outstanding under the Plan, or (ii) such options shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such options, or to substitute similar options for those outstanding under the Plan, the vesting and time during which such options may be exercised shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

      (c) For purposes of the Plan, a “Change in Control” shall mean: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

11.     Amendment of the Plan or Options.

      (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, no amendment to the Plan, including an amendment to increase the size of the share reserve (except as provided in paragraph 10 relating to adjustments upon changes in stock), shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

      (b) Rights and obligations under any option granted before any amendment of the Plan or the agreement documenting such option shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.     Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years after the date adopted by the Board. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) The Plan shall terminate upon the occurrence of a Change in Control.

      (c) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.     Effective Date of Plan; Conditions of Exercise.

      (a) The Plan shall become effective on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system (the “Effective Date”).

      (b) Notwithstanding any other provision in the Plan to the contrary, no option otherwise authorized under the Plan shall be granted unless and until sufficient shares of the Company’s common stock to be issued under the Plan have been approved by the shareholders of the Company.

ATTACHMENT B

TERAYON COMMUNICATION SYSTEMS

1998 EMPLOYEE STOCK PURCHASE PLAN

Adopted June 9, 1998

Approved by Shareholders on July 7, 1998
Amended July 31, 2000
Amended April 1, 2002

1.     Purpose.

      (a) The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Terayon Communication Systems, Inc., a Delaware corporation (the “Company”), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

      (b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

      (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.     Administration.

      (a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

      (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     Shares Subject to the Plan.

      (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate four million four hundred thousand (4,400,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     Grant of Rights; Offering.

      The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.     Eligibility.

      (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

      (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the Offering Period for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering Period for such Offering, he or she will not receive any right under that Offering.

      (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

      (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

      (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.     Rights; Purchase Price.

      (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the “Offering Period”). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

      (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.     Participation; Withdrawal; Termination.

      (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering Period. “Earnings” is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

      (b) At any time during an Offering Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

      (d) Rights granted under the Plan shall not be transferable, and, except as provided in Section 14, shall be exercisable only by the person to whom such rights are granted.

8.     Exercise.

      (a) On each purchase date, as defined in the relevant Offering (a “Purchase Date”), each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after the final Purchase Date of the Offering, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

      (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than two (2) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.     Covenants of the Company.

      (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.     Use of Proceeds from Stock.

      Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.     Rights as a Stockholder.

      A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.     Adjustments Upon Changes in Stock.

      (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

      (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13.     Amendment of the Plan.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”)); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

      (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.     Designation of Beneficiary.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering Period.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.     Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 8, 2008. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.     Effective Date of Plan.

      The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

TERAYON COMMUNICATION SYSTEMS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2002

         The undersigned hereby appoints Zaki Rakib and Ed Lopez, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Terayon Communication Systems, Inc., a Delaware corporation (the “Company”), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Santa Clara Westin Hotel, 5101 Great America Parkway, Santa Clara, California on Wednesday, May 22, 2002 at 8:30 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

TERAYON COMMUNICATION SYSTEMS, INC.
C/O EQUISERVE
525 WASHINGTON BLVD.
SUITE 4690, 9th FLOOR
JERSEY CITY, NJ 07303

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12- digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL —
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terayon Communication Systems, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TERCOM	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERAYON COMMUNICATION SYSTEMS, INC.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:	To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.

Nominees:	01) Aleksander Krstajic and 02) Lewis Solomon

For	Withhold	For All
All	All	Except

To withhold authority to vote, mark “For All Except” and write the nominee’s name on the line below.
MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.	For	Against	Abstain

PROPOSAL 2:	To approve an increase of 400,000 shares of common stock to the 1998 Non-Employee Directors’ Plan, as amended.

PROPOSAL 3:	To approve an increase of 3,000,000 shares of common stock to the 1998 Employee Stock Purchase, as amended.

PROPOSAL 4:	To ratify selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2002.
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date